STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	17
Beginning Date of Accrual Period	20-Sep-02
End Date of Accrual Period	20-Oct-02
Distribution Date	21-Oct-02
Previous Distribution Date	20-Sep-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 20,567,578.36
Principal Collections	16,374,820.71
Collections of Interest (net of servicing fee)	3,987,144.84
Servicing Fee	205,612.81
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	20,567,578.36
Interest Paid to Certificates	667,476.37
Principal Paid to Certificates	16,918,446.65
Equity Certificate	2,776,042.53
Servicing Fee	205,612.81

Balance Reconciliation

Begin Principal Balance	493,470,741.66
Principal Collections (including repurchases)	16,374,820.71
Charge off Amount	543,625.94
End Principal Balance	476,552,295.01

Collateral Performance
Cash Yield (% of beginning balance)	10.20%
Charge off Amount (% of beginning balance)	1.32%
Net Yield	8.87%

Delinquent Loans
30-59 days principal balance of loan	18,149,121.40
30-59 days number of loans	212
60-89 days principal balance of loan	3,431,204.55
60-89 days number of loans	41
90+ days principal balance of loan	14,259,815.40
90+ days number of loans	165

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,941
Number of HEL outstanding (EOP)	5,765
Book value of real estate acquired through foreclosure/grant of deed 4,168,527.59
Number of Loans that went into REO	12
Principal Balance of Loans that went into REO	1,336,663.56

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	2,776,042.53

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 48.07%

Interest Calculations
1 month LIBOR	1.82000%
Class A Formula Rate (1 mo Libor plus 29bps)	2.11000%
Class A Pass-Through Rate	2.11000%
Class M Formula Rate (1 mo Libor plus 55bps)	2.37000%
Class M Pass-Through Rate	2.37000%
Available Funds Cap	10.80450%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.521131
2. Principal Distribution per $1,000	23.604897
3. Interest Distribution per $1,000	0.916234

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.11000%
2. Days in Accrual Period	31

3. Class A Interest Due	569,136.93
4. Class A Interest Paid	569,136.93

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	313,238,490.33
2. Class A Principal Due	14,662,653.76
3. Class A Principal Paid	14,662,653.76
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	298,575,836.57

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.4806669
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.6265332

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.635123
2. Principal Distribution per $1,000	23.606037
3. Interest Distribution per $1,000	1.029086

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.37000%
2. Days in Accrual Period	31

3. Class M Interest Due	98,339.44
4. Class M Interest Paid	98,339.44

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	48,185,921.60
2. Class M Principal Due	2,255,792.89
3. Class M Principal Paid	2,255,792.89
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	45,930,128.71

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.4806418
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0963800